American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
March 31, 2023

Global Gold - Schedule of Investments
MARCH 31, 2023 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.7%
Australia — 14.9%
Capricorn Metals Ltd.(1)	2,670,900	8,489,006
Evolution Mining Ltd.	2,017,300	4,188,394
Newcrest Mining Ltd. (Sydney)	1,381,213	24,655,193
Northern Star Resources Ltd.	3,268,317	26,800,714
Perseus Mining Ltd.	7,378,500	11,712,068
Ramelius Resources Ltd.	4,501,400	3,809,634
Regis Resources Ltd.(1)	2,122,300	2,942,476
Silver Lake Resources Ltd.(1)(2)	7,708,100	6,013,274
West African Resources Ltd.(1)	7,568,600	4,844,907
		93,455,666
Canada — 51.6%
Agnico Eagle Mines Ltd.	256,734	13,088,400
Agnico Eagle Mines Ltd. (New York)	438,500	22,350,345
Alamos Gold, Inc. (New York), Class A	417,600	5,107,248
Aris Mining Corp.	720,400	2,222,766
B2Gold Corp. (New York)	4,069,400	16,033,436
Barrick Gold Corp.	2,352,520	43,686,296
Centerra Gold, Inc.	232,500	1,501,831
Dundee Precious Metals, Inc.	1,592,800	11,620,428
Endeavour Mining PLC	858,704	20,694,036
Equinox Gold Corp.(1)(2)	696,415	3,586,537
Fortuna Silver Mines, Inc.(1)(2)	2,207,900	8,434,178
Franco-Nevada Corp. (New York)	272,900	39,788,820
IAMGOLD Corp.(1)(2)	2,433,300	6,594,243
K92 Mining, Inc.(1)	957,900	5,443,339
Karora Resources, Inc.(1)	1,572,200	5,281,382
Kinross Gold Corp. (New York)	1,919,757	9,042,055
Lundin Gold, Inc.	556,700	6,499,982
New Gold, Inc.(1)	4,165,900	4,582,490
Novagold Resources, Inc.(1)	280,600	1,737,789
OceanaGold Corp.	4,580,500	11,353,811
Orla Mining Ltd.(1)	441,400	2,093,506
Osisko Gold Royalties Ltd.	322,200	5,097,204
Osisko Mining, Inc.(1)	221,000	703,145
Pan American Silver Corp. (NASDAQ)	200,000	3,640,000
Silvercorp Metals, Inc.	1,819,100	6,918,368
SSR Mining, Inc.	332,000	5,019,840
Torex Gold Resources, Inc.(1)	803,864	13,376,916
Victoria Gold Corp.(1)	563,700	3,737,145
Wesdome Gold Mines Ltd.(1)	276,800	1,585,225
Wheaton Precious Metals Corp.	567,000	27,306,720
Yamana Gold, Inc. (New York)	2,507,281	14,667,594
		322,795,075
China — 6.3%
Zhaojin Mining Industry Co. Ltd., H Shares(1)	5,404,500	8,195,866
Zijin Mining Group Co. Ltd., H Shares	18,682,000	31,168,278
		39,364,144
South Africa — 10.2%
AngloGold Ashanti Ltd., ADR	749,776	18,137,082

DRDGOLD Ltd., ADR	110,300	1,056,674
Gold Fields Ltd., ADR	2,600,000	34,632,000
Harmony Gold Mining Co. Ltd., ADR	1,494,700	6,128,270
Impala Platinum Holdings Ltd.	200,600	1,846,390
Sibanye Stillwater Ltd.(2)	971,800	2,006,587
		63,807,003
United Kingdom — 2.5%
Centamin PLC	6,201,000	7,988,707
Hochschild Mining PLC	3,930,000	4,101,010
Pan African Resources PLC	18,306,800	3,740,126
		15,829,843
United States — 13.2%
Hecla Mining Co.	486,300	3,078,279
Newmont Corp.	1,145,580	56,156,331
Royal Gold, Inc.	178,121	23,104,075
		82,338,685
TOTAL COMMON STOCKS (Cost $399,066,261)		617,590,416
EXCHANGE-TRADED FUNDS — 0.9%
SPDR Gold Shares(1) (Cost $5,602,105)	31,400	5,753,108
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	5,532,547	5,532,547
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 4.375%, 8/15/40 - 5/15/49, valued at $889,389), in a joint trading account at 4.67%, dated 3/31/23, due 4/3/23 (Delivery value $858,178)		857,844
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/28, valued at $2,530,648), at 4.81%, dated 3/31/23, due 4/3/23 (Delivery value $2,481,994)		2,481,000
		3,338,844
TOTAL SHORT-TERM INVESTMENTS (Cost $8,871,391)		8,871,391
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $413,539,757)		632,214,915
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,506,372)
TOTAL NET ASSETS — 100.0%		$625,708,543

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,023,833. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,430,554, which includes securities collateral of $1,898,007.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$93,455,666	—
Canada	$214,937,006	107,858,069	—
China	—	39,364,144	—
South Africa	59,954,026	3,852,977	—
United Kingdom	—	15,829,843	—
Other Countries	82,338,685	—	—
Exchange-Traded Funds	5,753,108	—	—
Short-Term Investments	5,532,547	3,338,844	—
	$368,515,372	$263,699,543	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.